Summary of Major Accounting Policies (Policies)	12 Months Ended
Aug. 31, 2013
Summary of Major Accounting Policies [Abstract]
Basis of Presentation
Description of Business
The Company is principally in the retail drugstore business and its operations are within one reportable segment.  At August 31, 2013, there were 8,582 drugstore and other locations in all 50 states, the District of Columbia, Guam and Puerto Rico.  Prescription sales were 62.9% of total sales for fiscal 2013 compared to 63.2% in 2012 and 64.7% in 2011.

Basis of Presentation
The consolidated financial statements include the accounts of the Company and its subsidiaries.  All intercompany transactions have been eliminated.  The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America and include amounts based on management's prudent judgments and estimates. Actual results may differ from these estimates.

The Company's 45% proportionate share of earnings in the Alliance Boots GmbH (Alliance Boots) equity method investment is included in consolidated net earnings.  The Company reports its share of equity earnings in Alliance Boots within the operating section in the Consolidated Statements of Comprehensive Income because operations of Alliance Boots are integral to Walgreens.  The companies share common board of director members, recognize purchasing synergies through Walgreens Boots Alliance Development GmbH, a 50/50 joint venture, as well as engage in intercompany sales transactions on select front-end merchandise.  Because of the three-month lag and the timing of the closing of this investment, only the ten months of August through May's results of operations are reflected in the equity earnings in Alliance Boots included in the Company's reported net earnings for year ended August 31, 2013.

The financial results of the Walgreens Boots Alliance Development GmbH joint venture are fully consolidated into the Company's consolidated financial statements and reported without a lag.  As the joint venture is included within the Company's operating results, Alliance Boots proportionate share of Walgreens Boots Alliance Development GmbH earnings is removed from equity earnings.

Cash and Cash Equivalents
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and all highly liquid investments with an original maturity of three months or less.  Credit and debit card receivables from banks, which generally settle within two business days, of $160 million and $88 million were included in cash and cash equivalents at August 31, 2013 and 2012, respectively.  At August 31, 2013 and 2012, the Company had $1.6 billion and $820 million, respectively, in money market funds, all of which was included in cash and cash equivalents.

The Company's cash management policy provides for controlled disbursement.  As a result, the Company had outstanding checks in excess of funds on deposit at certain banks.  These amounts, which were $274 million at August 31, 2013, and $256 million at August 31, 2012, are included in trade accounts payable in the accompanying Consolidated Balance Sheets.

Allowance for Doubtful Accounts
Allowance for Doubtful Accounts
The provision for bad debt is based on both historical write-off percentages and specifically identified receivables.  Activity in the allowance for doubtful accounts was as follows (in millions):

	2013	2012	2011
Balance at beginning of year	$99	$101	$104
Bad debt provision	124	107	88
Write-offs	(69)	(109)	(91)
Balance at end of year	$154	$99	$101

Inventories
Inventories
Inventories are valued on a lower of last-in, first-out (LIFO) cost or market basis.  At August 31, 2013 and 2012, inventories would have been greater by $2.1 billion and $1.9 billion, respectively, if they had been valued on a lower of first-in, first-out (FIFO) cost or market basis.  As a result of declining inventory levels, the fiscal 2013 and 2012 LIFO provisions were reduced by $194 million and $268 million of LIFO liquidation, respectively.  Inventory includes product costs, inbound freight, warehousing costs and vendor allowances not classified as a reduction of advertising expense.

Equity Method Investments
Equity Method Investments
The Company uses the equity method to account for investments in companies if the investment provides the ability to exercise significant influence, but not control, over operating and financial policies of the investee.  The Company's proportionate share of the net income or loss of these companies is included in consolidated net earnings.  Judgment regarding the level of influence over each equity method investment includes considering key factors such as the Company's ownership interest, representation on the board of directors, participation in policy-making decisions and material intercompany transactions.

The Company purchases inventory from Alliance Boots in the ordinary course of business.  These related party inventory purchases, which began in fiscal 2013, were not material.

The underlying net assets of the Company's equity method investment in Alliance Boots include goodwill and indefinite-lived intangible assets.  These assets are evaluated for impairment annually, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  Based on testing performed during fiscal 2013, the fair value of each Alliance Boots reporting unit exceeded its carrying value.  For certain reporting units, relatively modest changes in key assumptions may have resulted in the recognition of a goodwill impairment charge.  The Company's proportionate share of a potential impairment would be limited to its 45% ownership percentage.

Property and Equipment
Property and Equipment
Depreciation is provided on a straight-line basis over the estimated useful lives of owned assets.  Leasehold improvements and leased properties under capital leases are amortized over the estimated useful life of the property or over the term of the lease, whichever is shorter.  Estimated useful lives range from 10 to 39 years for land improvements, buildings and building improvements; and 2 to 13 years for equipment.  Major repairs, which extend the useful life of an asset, are capitalized; routine maintenance and repairs are charged against earnings.  The majority of the business uses the composite method of depreciation for equipment.  Therefore, gains and losses on retirement or other disposition of such assets are included in earnings only when an operating location is closed, completely remodeled or impaired. Fully depreciated property and equipment are removed from the cost and related accumulated depreciation and amortization accounts.  Property and equipment consists of (in millions):

	2013	2012
Land and land improvements
Owned locations	$3,203	$3,189
Distribution centers	97	96
Other locations	219	232
Buildings and building improvements
Owned locations	3,805	3,684
Leased locations (leasehold improvements only)	1,811	1,518
Distribution centers	620	608
Other locations	351	525
Equipment
Locations	5,334	4,995
Distribution centers	1,190	1,158
Other locations	755	586
Capitalized system development costs	581	420
Capital lease properties	215	149
	18,181	17,160
Less: accumulated depreciation and amortization	6,043	5,122
	$12,138	$12,038

Depreciation expense for property and equipment was $894 million in fiscal 2013, $841 million in fiscal 2012 and $809 million in fiscal 2011.

The Company capitalizes application stage development costs for significant internally developed software projects, such as upgrades to the store point-of-sale system.  These costs are amortized over a five-year period.  Amortization expense was $100 million in fiscal 2013, $70 million in fiscal 2012 and $58 million in fiscal 2011.  Unamortized costs at August 31, 2013 and 2012, were $374 million and $292 million, respectively.

Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
Goodwill represents the excess of the purchase price over the fair value of assets acquired and liabilities assumed.  The Company accounts for goodwill and intangibles under ASC Topic 350, Intangibles – Goodwill and Other, which does not permit amortization, but requires the Company to test goodwill and other indefinite-lived assets for impairment annually or whenever events or circumstances indicate impairment may exist.

Impaired Assets and Liabilities for Store Closings
Impaired Assets and Liabilities for Store Closings
The Company tests long-lived assets for impairment whenever events or circumstances indicate that a certain asset may be impaired.  Store locations that have been open at least five years are reviewed for impairment indicators at least annually.  Once identified, the amount of the impairment is computed by comparing the carrying value of the assets to the fair value, which is based on the discounted estimated future cash flows.  Impairment charges included in selling, general and administrative expenses were $30 million in fiscal 2013, $27 million in fiscal 2012 and $44 million in fiscal 2011.

The Company also provides for future costs related to closed locations.  The liability is based on the present value of future rent obligations and other related costs (net of estimated sublease rent) to the first lease option date.  The reserve for store closings was $123 million and $117 million as of August 31, 2013 and 2012, respectively.  See Note 3 for additional disclosure regarding the Company's reserve for future costs related to closed locations.

Financial Instruments
Financial Instruments
The Company had $197 million and $157 million of outstanding letters of credit at August 31, 2013 and 2012, respectively, which guarantee the purchase of foreign goods, and additional outstanding letters of credit of $263 million and $38 million at August 31, 2013 and 2012, respectively, which guarantee payments of insurance claims.  The insurance claim letters of credit are annually renewable and will remain in place until the insurance claims are paid in full.  Letters of credit of $4 million and $229 million were outstanding at August 31, 2013, and August 31, 2012, respectively, to guarantee performance of construction contracts.  The Company pays a facility fee to the financing bank to keep these letters of credit active.  The Company had real estate development purchase commitments of $185 million and $206 million at August 31, 2013 and 2012, respectively.

The Company uses interest rate swaps to manage its interest rate exposure associated with some of its fixed-rate borrowings.  At August 31, 2013, $1.0 billion of fixed-rate debt was converted to variable rate.  These swaps are accounted for according to ASC Topic 815, Derivatives and Hedging. The swaps are measured at fair value in accordance with ASC Topic 820, Fair Value Measurement and Disclosures.  In  fiscal 2012, the Company entered into three forward starting interest rate swap transactions locking in fixed rates on $1.0 billion of the $4.0 billion debt that was issued in fiscal 2013 in connection with the Alliance Boots transaction.  These swaps were designated as cash flow hedges and measured at fair value.  See Notes 10 and 11 for additional disclosure regarding financial instruments.

Revenue Recognition
Revenue Recognition
The Company recognizes revenue at the time the customer takes possession of the merchandise.  Customer returns are immaterial.  Sales taxes are not included in revenue.

Revenue from the pharmacy benefit management (PBM) business was included in the Company's Consolidated Statement of Comprehensive Income prior to being sold in fiscal 2011.  The services the Company provided to its PBM clients included: plan setup, claims adjudication with network pharmacies, formulary management, and reimbursement services.  Through its PBM, the Company acted as an agent in administering pharmacy reimbursement contracts and did not assume credit risk.  Therefore, revenue was recognized as only the differential between the amount receivable from the client and the amount owed to the network pharmacy.  The Company acted as an agent to its clients with respect to administrative fees for claims adjudication.  Those service fees were recognized as revenue.

Gift Cards
Gift Cards
The Company sells Walgreens gift cards to retail store customers and through its website.  The Company does not charge administrative fees on unused gift cards and most gift cards do not have an expiration date.  Income from gift cards is recognized when (1) the gift card is redeemed by the customer; or (2) the likelihood of the gift card being redeemed by the customer is remote (gift card breakage) and there is no legal obligation to remit the value of unredeemed gift cards to the relevant jurisdictions.  The Company's gift card breakage rate is determined based upon historical redemption patterns.  Gift card breakage income, which is included in selling, general and administrative expenses, was not significant in fiscal 2013, 2012 or 2011.

Loyalty Program
Loyalty Program
The Company's rewards program, Balance® Rewards, is accrued as a charge to cost of sales at the time a point is earned.  Points are funded internally and through vendor participation, and are credited to cost of sales at the time a vendor-sponsored point is earned.  Breakage is recorded as points expire as a result of a member's inactivity or if the points remain unredeemed after three years.  Breakage income, which is reported in cost of sales, was not significant in fiscal 2013.

Cost of Sales
Cost of Sales
Cost of sales is derived based upon point-of-sale scanning information with an estimate for shrinkage and is adjusted based on periodic inventories.  In addition to product costs, cost of sales includes warehousing costs, purchasing costs, freight costs, cash discounts and vendor allowances.

Vendor Allowances
Vendor Allowances
Vendor allowances are principally received as a result of purchases, sales or promotion of vendors' products.  Allowances are generally recorded as a reduction of inventory and are recognized as a reduction of cost of sales when the related merchandise is sold.  Those allowances received for promoting vendors' products are offset against advertising expense and result in a reduction of selling, general and administrative expenses to the extent of advertising costs incurred, with the excess treated as a reduction of inventory costs.

Selling, General and Administrative Expenses
Selling, General and Administrative Expenses
Selling, general and administrative expenses mainly consist of store salaries, occupancy costs, and expenses directly related to stores.  In addition, other costs included are headquarters' expenses, advertising costs (net of advertising revenue) and insurance.

Advertising Costs
Advertising Costs
Advertising costs, which are reduced by the portion funded by vendors, are expensed as incurred.  Net advertising expenses, which are included in selling, general and administrative expenses, were $286 million in fiscal 2013, $291 million in fiscal 2012 and $271 million in fiscal 2011.  Included in net advertising expenses were vendor advertising allowances of $240 million in fiscal 2013, $239 million in fiscal 2012 and $218 million in fiscal 2011.

Insurance Policy
Insurance
The Company obtains insurance coverage for catastrophic exposures as well as those risks required by law to be insured.  It is the Company's policy to retain a significant portion of certain losses related to workers' compensation, property, comprehensive general, pharmacist and vehicle liability.  Liabilities for these losses are recorded based upon the Company's estimates for claims incurred and are not discounted.  The provisions are estimated in part by considering historical claims experience, demographic factors and other actuarial assumptions.

Available-for-Sale Investments
Available-for-Sale Investments
The Company, Alliance Boots and AmerisourceBergen Corporation (AmerisourceBergen) entered into a Framework Agreement dated as of March 18, 2013, pursuant to which Walgreens and Alliance Boots together were granted the right to purchase a minority equity position in AmerisourceBergen, beginning with the right, but not the obligation, to purchase up to 19,859,795 shares of AmerisourceBergen common stock (approximately 7 percent of the then fully diluted equity of AmerisourceBergen, assuming the exercise in full of the warrants described below) in open market transactions.

Warrants
Warrants
The Company and Alliance Boots were each issued (a) a warrant to purchase up to 11,348,456 shares of AmerisourceBergen common stock at an exercise price of $51.50 per share exercisable during a six-month period beginning in March 2016, and (b) a warrant to purchase up to 11,348,456 shares of AmerisourceBergen common stock at an exercise price of $52.50 per share exercisable during a six-month period beginning in March 2017.  The Company's warrants are valued at the date of issuance and the end of the period using a Monte Carlo simulation.  Key assumptions used throughout the valuation include risk-free interest rates using constant maturity treasury rates; the dividend yield for AmerisourceBergen's common stock; AmerisourceBergen's common stock price at valuation date; AmerisourceBergen's equity volatility; the number of shares of AmerisourceBergen's common stock outstanding; the number of AmerisourceBergen employee stock options and the exercise price; and the details specific to the warrants.  The fair value of the Company's warrants on March 18, 2013, the date of issuance, was $77 million.  The Company recorded the fair value of its warrants as a non-current asset with a corresponding deferred credit in its Consolidated Balance Sheets.  The deferred credit attributable to the warrants will be amortized over the life of the warrants.  As of August 31, 2013, the fair value of the Company's warrants was $188 million, which resulted in the Company recording other income of $111 million for fiscal 2013 within its Consolidated Statements of Comprehensive Income.  The increase in the fair value of the warrants was primarily attributable to the increase in the price of AmerisourceBergen's common stock.  In addition, the Company recorded $9 million of other income relating to the amortization of the deferred credit in fiscal 2013.

Preopening Expense Policy	Pre-Opening Expenses Non-capital expenditures incurred prior to the opening of a new or remodeled store are expensed as incurred.
Stock-Based Compensation Plans
Stock-Based Compensation Plans
In accordance with ASC Topic 718, Compensation – Stock Compensation, the Company recognizes compensation expense on a straight-line basis over the employee's vesting period or to the employee's retirement eligible date, if earlier.

Total stock-based compensation expense for fiscal 2013, 2012 and 2011 was $104 million, $99 million and $135 million, respectively.  The recognized tax benefit was $30 million, $9 million and $49 million for fiscal 2013, 2012 and 2011, respectively.

Unrecognized compensation cost related to non-vested awards at August 31, 2013, was $189 million.  This cost is expected to be recognized over a weighted average of three years.

Interest Expense
Interest Expense
The Company capitalized $7 million, $9 million and $10 million of interest expense as part of significant construction projects during fiscal 2013, 2012 and 2011, respectively.  Interest paid, which is net of capitalized interest, was $158 million in fiscal 2013, $108 million in fiscal 2012 and $89 million in fiscal 2011.

Income Taxes
Income Taxes
The Company accounts for income taxes according to the asset and liability method. Under this method, deferred tax assets and liabilities are recognized based upon the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured pursuant to tax laws using rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts more likely than not to be realized.

In determining the Company's provision for income taxes, an annual effective income tax rate based on full-year income, permanent differences between book and tax income, and statutory income tax rates are used. The effective income tax rate also reflects the Company's assessment of the ultimate outcome of tax audits in addition to any foreign-based income deemed to be taxable in the United States. Discrete events such as audit settlements or changes in tax laws are recognized in the period in which they occur.

The Company is subject to routine income tax audits that occur periodically in the normal course of business.  U.S. federal, state and local and foreign tax authorities raise questions regarding the Company's tax filing positions, including the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the tax benefits associated with its various tax filing positions, the Company records a tax benefit for uncertain tax positions using the highest cumulative tax benefit that is more likely than not to be realized. Adjustments are made to the liability for unrecognized tax benefits in the period in which the Company determines the issue is effectively settled with the tax authorities, the statute of limitations expires for the return containing the tax position or when more information becomes available. The Company's liability for unrecognized tax benefits, including accrued penalties and interest, is included in other long-term liabilities on the Consolidated Balance Sheets and in income tax expense in the Consolidated Statements of Comprehensive Income.

Earnings Per Share
Earnings Per Share
The dilutive effect of outstanding stock options on earnings per share is calculated using the treasury stock method.  Stock options are anti-dilutive and excluded from the earnings per share calculation if the exercise price exceeds the average market price of the common shares.  Outstanding options to purchase common shares that were anti-dilutive and excluded from earnings per share totaled 12,316,949, 32,593,870 and 16,869,061 in fiscal 2013, 2012 and 2011, respectively.

New Accounting Pronouncements
New Accounting Pronouncements
In July 2012, Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2012-02, Intangibles – Goodwill and Other (Topic 350) – Testing Indefinite-Lived Intangible Assets for Impairment, which permits an entity to make a qualitative assessment to determine whether it is more likely than not that an indefinite-lived intangible asset, other than goodwill, is impaired.  If an entity concludes, based on an evaluation of all relevant qualitative factors, that it is not more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount, it will not be required to perform the quantitative impairment for that asset.  The ASU is effective for impairment tests performed for fiscal years beginning after September 15, 2012 (fiscal year 2014), with early adoption permitted.  The ASU will not have a material impact on the Company's reported results of operations and financial position.  The impact is non-cash in nature and will not affect the Company's cash position.

In May 2013, the FASB reissued an exposure draft on lease accounting that would require entities to recognize assets and liabilities arising from lease contracts on the balance sheet.  The proposed exposure draft states that lessees and lessors should apply a "right-of-use model" in accounting for all leases.  Under the proposed model, lessees would recognize an asset for the right to use the leased asset, and a liability for the obligation to make rental payments over the lease term.  When measuring the asset and liability, variable lease payments are excluded, whereas renewal options that provide a significant economic incentive upon renewal would be included.  The accounting by a lessor would reflect its retained exposure to the risks or benefits of the underlying leased asset.  A lessor would recognize an asset representing its right to receive lease payments based on the expected term of the lease.  The lease expense from real estate based leases would continue to be recorded under a straight-line approach, but other leases not related to real estate would be expensed using an effective interest method that would accelerate lease expense.  A final standard is currently expected to be issued in 2014 and would be effective no earlier than annual reporting periods beginning on January 1, 2017 (fiscal 2018 for the Company).  The proposed standard, as currently drafted, would have a material impact on the Company's financial position and the impact on the Company's reported results of operations is being evaluated.  The impact of this exposure draft is non-cash in nature and would not affect the Company's cash position.

In July 2013, the FASB issued Accounting Standards Update 2013-11, Income Taxes (Topic 740) – Presentation of an Unrecognized Tax Benefit when a Net Operating Loss Carryforward or Tax Credit Carryforward Exists.  This update provides that an entity's unrecognized tax benefit, or a portion of its unrecognized tax benefit, should be presented in its financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  This update applies prospectively to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date.  Retrospective application is also permitted.  This update is effective for annual periods, and interim periods within those years, beginning after December 15, 2013 (fiscal 2014).  The standard will not have a material impact on the Company's reported results of operations and financial position.  The impact of this ASU is non-cash in nature and will not affect the Company's cash position.